FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2019 Third Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used adjusted operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Adjusted operating income for the periods presented consists of net income adjusted to exclude the initial impact of changes in federal statutory income tax rates and tax laws, realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equity securities.

We use adjusted operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our adjusted operating performance without the impact of these items enhances the analysis of our results. We use adjusted operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax adjusted operating income, which excludes the impact of certain items that are included in pre-tax net income. Pre-tax adjusted operating income is a basis allowed for segment reporting under U.S. generally accounting principles (GAAP). See Note 9 to our consolidated financial statements in Form 10-Q for further information regarding how we define our segments and pre-tax adjusted operating income.
NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2019	December 31, 2018
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2019 - $6,956,353; 2018 - $6,856,277)	$7,729,814	$7,033,045
Equity securities - at fair value (cost: 2019 - $93,365; 2018 - $93,564)	97,705	92,857
Mortgage loans	1,002,839	1,039,829
Real estate	1,543	1,543
Policy loans	200,354	197,366
Short-term investments	22,743	15,713
Other investments	54,127	33,765
Total investments	9,109,125	8,414,118

Cash and cash equivalents	13,007	19,035
Securities and indebtedness of related parties	71,278	60,962
Accrued investment income	78,962	74,524
Amounts receivable from affiliates	3,334	3,812
Reinsurance recoverable	105,493	102,386
Deferred acquisition costs	253,112	418,802
Value of insurance in force acquired	2,694	10,385
Current income taxes recoverable	6,448	4,807
Other assets	172,930	163,518
Assets held in separate accounts	612,338	561,281

Total assets	$10,428,721	$9,833,630

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2019	December 31, 2018
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,491,250	$5,403,125
Traditional life insurance and accident and health products	1,834,544	1,802,346
Other policy claims and benefits	39,846	51,298
Supplementary contracts without life contingencies	298,499	303,627
Advance premiums and other deposits	257,108	260,252
Amounts payable to affiliates	1,422	1,461
Short-term debt payable to non-affiliates	16,000	—
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	165,215	75,449
Other liabilities	101,162	93,532
Liabilities related to separate accounts	612,338	561,281
Total liabilities	8,914,384	8,649,371

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,650,895 in 2019 and 24,707,402 shares in 2018	152,566	152,652
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2019 and 2018	72	72
Accumulated other comprehensive income	406,175	91,318
Retained earnings	952,397	937,097
Total FBL Financial Group, Inc. stockholders' equity	1,514,210	1,184,139
Noncontrolling interest	127	120
Total stockholders' equity	1,514,337	1,184,259
Total liabilities and stockholders' equity	$10,428,721	$9,833,630

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Revenues:
Interest sensitive product charges	$31,135	$31,161	$94,935	$92,165
Traditional life insurance premiums	46,982	48,124	147,361	148,712
Net investment income	101,478	105,757	316,012	310,753
Net realized capital gains (losses)	696	(709)	11,230	(1,615)
Net other-than-temporary impairment losses recognized in earnings	(50)	(50)	(919)	(1,090)
Other income	4,417	3,828	12,501	12,065
Total revenues	184,658	188,111	581,120	560,990

Benefits and expenses:
Interest sensitive product benefits	67,147	70,145	202,966	194,127
Traditional life insurance benefits	42,877	44,168	131,512	133,349
Policyholder dividends	2,441	2,480	7,539	7,591
Underwriting, acquisition and insurance expenses	39,197	30,834	114,334	107,621
Interest expense	1,213	1,212	3,637	3,638
Other expenses	5,764	5,061	18,649	16,281
Total benefits and expenses	158,639	153,900	478,637	462,607
	26,019	34,211	102,483	98,383
Income tax expense	(1,642)	(4,818)	(13,429)	(14,462)
Equity income, net of related income taxes	799	1,642	2,423	3,441
Net income	25,176	31,035	91,477	87,362
Net (income) loss attributable to noncontrolling interest	(47)	(25)	(7)	16
Net income attributable to FBL Financial Group, Inc.	$25,129	$31,010	$91,470	$87,378

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$128,511	$(11,110)	$406,327	$(103,164)

Earnings per common share	$1.01	$1.24	$3.69	$3.50
Earnings per common share - assuming dilution	$1.01	$1.24	$3.69	$3.50

Cash dividends per common share	$0.48	$0.46	$1.44	$1.38
Special cash dividend per common share	$—	$—	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Revenues:
Interest sensitive product charges	$31,161	$30,624	$31,266	$32,534	$31,135
Traditional life insurance premiums	48,124	49,600	49,392	50,987	46,982
Net investment income	105,757	83,865	109,640	104,894	101,478
Net realized capital gains (losses)	(709)	(5,661)	10,157	377	696

Total other-than-temporary impairment losses	(50)	(3,982)	(869)	—	(50)
Non-credit portion in other comprehensive income	—	74	—	—	—
Net impairment losses recognized in earnings	(50)	(3,908)	(869)	—	(50)
Other income	3,828	4,116	3,970	4,114	4,417
Total revenues	188,111	158,636	203,556	192,906	184,658

Benefits and expenses:
Interest sensitive product benefits	70,145	59,626	70,596	65,223	67,147
Traditional life insurance benefits	44,168	41,860	46,675	41,960	42,877
Policyholder dividends	2,480	2,539	2,534	2,564	2,441
Underwriting, acquisition and insurance expenses	30,834	44,434	36,189	38,948	39,197
Interest expense	1,212	1,213	1,212	1,212	1,213
Other expenses	5,061	6,314	6,250	6,635	5,764
Total benefits and expenses	153,900	155,986	163,456	156,542	158,639
	34,211	2,650	40,100	36,364	26,019
Income tax benefit (expense)	(4,818)	2,812	(6,276)	(5,511)	(1,642)
Equity income, net of related income taxes	1,642	998	220	1,404	799
Net income	31,035	6,460	34,044	32,257	25,176
Net loss (income) attributable to noncontrolling interest	(25)	(45)	(1)	41	(47)
Net income attributable to FBL Financial Group, Inc.	$31,010	$6,415	$34,043	$32,298	$25,129

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(11,110)	$8,772	$131,891	$145,925	$128,511

Earnings per common share	$1.24	$0.26	$1.37	$1.30	$1.01
Earnings per common share - assuming dilution	$1.24	$0.26	$1.37	$1.30	$1.01

Cash dividends per common share	$0.46	$0.46	$0.48	$0.48	$0.48
Special cash dividend per common share	$—	$—	$1.50	$—	$—

Weighted average common shares outstanding (in thousands):
Basic	24,919	24,888	24,765	24,757	24,759
Effect of dilutive securities	11	10	11	11	10
Diluted	24,930	24,898	24,776	24,768	24,769

FBL Financial Group, Inc.
Net Income to Adjusted Operating Income Reconciliation and Pre-tax Adjusted Operating Income by Segment
(Dollars in thousands, except per share data)

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019

Net income attributable to FBL Financial Group, Inc.	$31,010	$6,415	$34,043	$32,298	$25,129
Net income adjustments:
Impact of change in federal tax rate (1)	(617)	—	—	—	—
Realized gains/losses on investments (2)	603	7,414	(7,230)	(289)	(440)
Change in net unrealized gains/losses on derivatives (2)	876	4,997	(911)	(272)	526
Adjusted operating income (3)	$31,872	$18,826	$25,902	$31,737	$25,215

Adjusted operating income per common share - assuming dilution (3)	$1.28	$0.75	$1.04	$1.28	$1.02

Adjusted operating return on equity, excluding AOCI - last twelve months	10.5%	10.0%	10.0%	9.9%	9.3%
Adjusted operating return on equity, including AOCI - last twelve months	9.0%	8.8%	8.9%	8.7%	7.8%

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Impact of Adjustments on FBL Net Income
Initial impact of the Tax Act (1)	$617	$—	$—	$—	$—
Realized gains (losses) on investments and change in net unrealized gains/losses on equity securities and derivatives	(2,658)	(19,216)	10,846	444	(198)
Offsets: (4)
Change in amortization	725	945	(256)	(48)	(343)
Reserve change on interest sensitive products	60	2,561	(285)	315	432
Income tax	394	3,299	(2,164)	(150)	23
Net impact of net income adjustments	$(862)	$(12,411)	$8,141	$561	$(86)

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Pre-tax adjusted operating income by segment:
Annuity segment	$18,179	$12,087	$15,662	$14,637	$8,121
Life Insurance segment	11,958	8,444	10,092	18,239	14,032
Corporate and Other segment	7,999	(953)	4,319	4,595	4,939
Total pre-tax adjusted operating income	38,136	19,578	30,073	37,471	27,092
Income taxes on adjusted operating income	(6,264)	(752)	(4,171)	(5,734)	(1,877)
Adjusted operating income (3)	$31,872	$18,826	$25,902	$31,737	$25,215

(1)
During the third quarter of 2018, we adjusted the provisional estimate of the initial impact of the Tax Act on our deferred tax assets and liabilities as of December 31, 2017. See Note 5 to our consolidated financial statements in Form 10-Q for the quarter ended September 30, 2018 for additional information.

(2) Amounts are net of offsets related to changes in amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(3)	Adjusted operating income is a non-GAAP measure of earnings, see Note 1 on page 1 for additional information.
(4) The items excluded from adjusted operating income impact the amortization of deferred acquisition costs, value of business acquired and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax adjusted operating income. Accordingly, income taxes are not allocated to the segments. In addition, adjusted operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Annuity Segment

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$1,280	$1,474	$1,567	$1,772	$1,608
Net investment income (1)	54,144	53,248	51,115	52,491	49,633
Total adjusted operating revenues	55,424	54,722	52,682	54,263	51,241

Adjusted operating benefits and expenses:
Interest sensitive product benefits	29,037	32,299	28,070	30,450	28,585
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	374	631	514	482	405
Amortization of deferred acquisition costs	2,319	2,789	2,679	2,917	8,015
Amortization of value of insurance in force acquired	165	165	163	163	164
Other underwriting expenses (1)	5,350	6,751	5,594	5,614	5,951
Total underwriting, acquisition and insurance expenses	8,208	10,336	8,950	9,176	14,535
Total adjusted operating benefits and expenses	37,245	42,635	37,020	39,626	43,120
Pre-tax adjusted operating income	$18,179	$12,087	$15,662	$14,637	$8,121

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,596,422	$4,489,765	$4,497,715	$4,525,458	$4,521,789
Deferred acquisition costs	92,442	93,819	94,164	93,898	88,266
Value of insurance in force acquired	3,017	2,852	2,689	2,525	2,361

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$4,096,314	$4,036,152	$4,038,052	$4,060,032	$4,054,299
Other insurance reserves	344,963	338,646	341,506	340,896	338,585
Allocated equity, excluding AOCI	270,918	266,863	249,635	250,853	250,934

Other data:
Number of direct contracts	52,925	52,911	52,519	52,461	52,914

Portfolio yield net of assumed defaults	4.43%	4.48%	4.46%	4.42%	4.38%
Credited rate	2.57	2.58	2.60	2.61	2.61
Spread on individual annuities at end of quarter (2)	1.86%	1.90%	1.86%	1.81%	1.77%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,171,359	$3,176,881	$3,194,307	$3,207,285	$3,214,755
Deposits	53,584	67,075	63,784	56,643	53,972
Withdrawals, surrenders and death benefits	(62,234)	(59,661)	(63,379)	(62,808)	(79,157)
Net flows	(8,650)	7,414	405	(6,165)	(25,185)

Policyholder interest	20,524	20,824	18,543	21,128	18,352
Annuitizations and other	(6,352)	(10,812)	(5,970)	(7,493)	(3,422)
Balance, end of period	3,176,881	3,194,307	3,207,285	3,214,755	3,204,500
Other interest sensitive reserves	919,433	841,845	830,767	845,277	849,799
Total interest sensitive product reserves	$4,096,314	$4,036,152	$4,038,052	$4,060,032	$4,054,299

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.6 million) and an increase in other underwriting expenses ($1.9 million).

(2)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$18,876	$18,471	$18,988	$19,635	$19,163
Traditional life insurance premiums	48,124	49,600	49,392	50,987	46,982
Net investment income (1)	39,654	38,335	38,991	40,454	38,581
Other income	(108)	(66)	(113)	(138)	(131)
Total adjusted operating revenues	106,546	106,340	107,258	110,938	104,595

Adjusted operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits (2)	8,697	10,103	8,051	9,018	8,326
Death benefits and other (2)	18,475	16,661	14,466	13,892	17,198
Total interest sensitive product benefits	27,172	26,764	22,517	22,910	25,524
Traditional life insurance benefits:
Death benefits	21,888	20,001	24,416	20,577	25,233
Surrender and other benefits	8,110	9,196	9,723	10,092	9,435
Increase in traditional life future policy benefits (2)	14,170	12,666	12,534	11,291	8,206
Total traditional life insurance benefits	44,168	41,863	46,673	41,960	42,874
Policyholder dividends	2,480	2,539	2,534	2,564	2,441
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,200	5,275	4,639	5,179	4,487
Amortization of deferred acquisition costs	2,148	4,182	4,799	4,344	(592)
Amortization of value of insurance in force acquired	373	373	372	372	372
Other underwriting expenses (1)	14,907	17,893	16,002	16,378	16,278
Total underwriting, acquisition and insurance expenses	21,628	27,723	25,812	26,273	20,545
Total adjusted operating benefits and expenses	95,448	98,889	97,536	93,707	91,384
	$11,098	$7,451	$9,722	$17,231	$13,211
Equity income, before tax	860	993	370	1,008	821
Pre-tax adjusted operating income	$11,958	$8,444	$10,092	$18,239	$14,032

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,031,624	$3,060,235	$3,073,086	$3,110,890	$3,123,239
Deferred acquisition costs	298,368	308,937	312,664	316,309	323,609
Value of insurance in force acquired	14,784	14,411	14,039	13,668	13,296

Liabilities and equity:
Liabilities: (3)
Interest sensitive reserves	$979,858	$989,513	$1,001,865	$1,013,247	$1,024,103
Other insurance reserves	1,995,675	2,001,449	2,013,886	2,019,588	2,033,080
Allocated equity, excluding AOCI	450,927	452,274	468,983	471,279	476,443

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment (Continued)

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,412	365,909	365,650	365,340	365,099
Number of direct policies - universal life	67,951	69,832	70,494	71,049	71,367
Direct face amounts - traditional life	$51,833,952	$52,191,204	$52,352,065	$52,729,936	$53,005,016
Direct face amounts - universal life	$7,539,216	$7,777,370	$7,888,196	$7,978,929	$8,020,444

Portfolio yield net of assumed defaults	4.98%	5.02%	5.00%	4.97%	4.91%
Credited rate	3.76	3.78	3.77	3.79	3.80
Spread on universal life at end of quarter (4)	1.22%	1.24%	1.23%	1.18%	1.11%

Interest sensitive reserve activity: (3)
Balance, beginning of period	$966,032	$979,858	$989,513	$1,001,865	$1,013,247
Deposits	26,617	29,660	29,632	31,271	28,110
Withdrawals and surrenders	(7,577)	(7,778)	(5,703)	(9,081)	(8,455)
Net flows	19,040	21,882	23,929	22,190	19,655

Policyholder interest	7,827	7,297	7,423	8,349	7,774
Policy charges	(19,129)	(19,736)	(20,017)	(20,287)	(20,129)
Benefits and other	6,088	212	1,017	1,130	3,556
Balance, end of period	$979,858	$989,513	$1,001,865	$1,013,247	$1,024,103

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.4 million) and an increase in other underwriting expenses ($3.6 million).

(2)
During the fourth quarter of 2018 we incurred additional charges due to updating the estimate of the impact of an immaterial error related to policy benefits on a closed block of interest sensitive whole life business. The correction, along with accrued interest, resulted in increases to interest credited ($2.0 million), interest sensitive death benefits ($3.3 million) and traditional life future policy benefits ($0.2 million).

(3)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(4)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Corporate and Other

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Pre-tax Adjusted Operating Income (Loss)		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$10,494	$11,005	$10,405	$10,714	$10,408
Net investment income (1)	8,349	7,735	8,640	8,588	8,277
Other income	3,936	4,182	4,083	4,252	4,548
Total adjusted operating revenues	22,779	22,922	23,128	23,554	23,233

Adjusted operating benefits and expenses:
Interest sensitive product benefits	8,465	8,944	10,365	8,858	7,642
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	684	631	704	746	720
Amortization of deferred acquisition costs	(1,148)	5,629	(967)	905	1,854
Other underwriting expenses	1,698	1,369	1,153	1,413	1,244
Total underwriting, acquisition and insurance expenses	1,234	7,629	890	3,064	3,818
Interest expense	1,212	1,213	1,212	1,212	1,213
Other expenses (1)	5,061	6,314	6,250	6,635	5,764
Total adjusted operating benefits and expenses	15,972	24,100	18,717	19,769	18,437
	6,807	(1,178)	4,411	3,785	4,796
Net loss (income) attributable to noncontrolling interest	(25)	(45)	(1)	41	(47)
Equity income (loss), before tax	1,217	270	(91)	769	190
Pre-tax non-GAAP operating income (loss)	$7,999	$(953)	$4,319	$4,595	$4,939

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$684,541	$688,057	$687,836	$654,750	$686,296
Deferred acquisition costs	69,887	62,778	63,593	62,499	60,346
Separate account assets	651,797	561,281	614,121	625,177	612,338

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$371,502	$372,056	$370,668	$370,238	$372,492
Other insurance reserves	89,389	86,324	87,644	85,842	81,706
Separate account liabilities	651,797	561,281	614,121	625,177	612,338
Allocated equity, excluding AOCI	379,918	370,684	352,616	369,536	378,198

Rollforward of separate account balances:
Beginning separate account balance	$638,061	$651,797	$561,281	$614,121	$625,177
Net premiums and transfers	836	3,518	5,277	5,115	1,208
Net investment income (loss)	28,717	(77,872)	63,914	22,611	1,721
Charges, benefits and surrenders	(15,817)	(16,162)	(16,351)	(16,670)	(15,768)
Ending separate account balance	$651,797	$561,281	$614,121	$625,177	$612,338

Other data:
Number of direct contracts - variable annuity	9,343	9,217	9,071	8,938	8,810
Number of direct policies - variable universal life	35,613	35,160	34,675	34,236	33,787
Direct face amounts - variable universal life	$4,388,771	$4,321,462	$4,267,891	$4,217,491	$4,158,021

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.1 million) and an increase in other expenses ($1.0 million).

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
		(Dollars in thousands)
Annuity
Balance - beginning of period	$92,377	$92,442	$93,819	$94,164	$93,898
Capitalization:
Commissions	2,119	2,994	2,872	2,319	2,291
Expenses	291	433	263	306	302
Total capitalization	2,410	3,427	3,135	2,625	2,593
Amortization - adjusted operating basis, before impact of unlocking	(2,616)	(2,857)	(2,723)	(2,974)	(3,471)
Amortization - unlocking, adjusted operating basis	249	—	—	—	(4,863)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	22	807	(67)	83	109
Balance - end of period	$92,442	$93,819	$94,164	$93,898	$88,266

Life Insurance
Balance - beginning of period	$294,365	$298,368	$308,937	$312,664	$316,309
Capitalization:
Commissions	4,279	9,724	6,141	5,451	4,243
Expenses	2,257	3,230	2,349	2,709	2,367
Deferral of sales inducements	163	1,746	384	263	111
Total capitalization	6,699	14,700	8,874	8,423	6,721
Amortization - adjusted operating basis, before impact of unlocking	(4,416)	(4,360)	(4,917)	(4,519)	(3,206)
Amortization - unlocking, adjusted operating basis	2,009	—	—	—	3,842
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(289)	229	(230)	(259)	(57)
Balance - end of period	$298,368	$308,937	$312,664	$316,309	$323,609

Corporate and Other
Balance - beginning of period	$66,315	$68,101	$62,778	$63,593	$62,499
Capitalization:
Commissions	86	114	113	105	77
Deferral of sales inducements	2	15	1	—	2
Total capitalization	88	129	114	105	79
Amortization - adjusted operating basis, before impact of unlocking	(1,240)	(5,687)	966	(913)	(1,771)
Amortization - unlocking, adjusted operating basis	2,458	—	—	—	(109)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	480	235	(265)	(286)	(352)
Balance - end of period	$68,101	$62,778	$63,593	$62,499	$60,346

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
		(Dollars in thousands)
Total
Balance - beginning of period	$453,057	$458,911	$465,534	$470,421	$472,706
Capitalization:
Commissions	6,484	12,832	9,126	7,875	6,611
Expenses	2,548	3,663	2,612	3,015	2,669
Deferral of sales inducements	165	1,761	385	263	113
Total capitalization	9,197	18,256	12,123	11,153	9,393
Amortization - adjusted operating basis, before impact of unlocking	(8,272)	(12,904)	(6,674)	(8,406)	(8,448)
Amortization - unlocking, adjusted operating basis	4,716	—	—	—	(1,130)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	213	1,271	(562)	(462)	(300)
Balance - end of period	458,911	465,534	470,421	472,706	472,221
Impact of unrealized gains in AOCI	(46,865)	(46,732)	(96,710)	(158,405)	(219,109)
Deferred acquisition costs	$412,046	$418,802	$373,711	$314,301	$253,112

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Adjusted Operating Income

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$13	$—	$—	$—	$(195)
Amortization of deferred acquisition costs	236	—	—	—	(4,668)
Increase (decrease) to pre-tax adjusted operating income	$249	$—	$—	$—	$(4,863)

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$420	$—	$—	$—	$(386)
Amortization of deferred sales inducements reported in interest sensitive product benefits	(209)	—	—	—	45
Amortization of deferred sales inducements reported in traditional life insurance benefits	65	—	—	—	69
Amortization of deferred acquisition costs	2,152	—	—	—	3,728
Changes in reserves reported in interest sensitive product benefits	(4,755)	—	—	—	(1,062)
Increase (decrease) to pre-tax adjusted operating income	$(2,327)	$—	$—	$—	$2,394

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$(667)	$—	$—	$—	$(94)
Amortization of deferred sales inducements reported in interest sensitive product benefits	76	—	—	—	26
Amortization of deferred acquisition costs	2,382	—	—	—	(135)
Changes in reserves reported in interest sensitive product benefits	—	—	—	—	2
Increase (decrease) to pre-tax adjusted operating income	$1,791	$—	$—	$—	$(201)

Total impact of unlocking on pre-tax adjusted operating income	$(287)	$—	$—	$—	$(2,670)

FBL Financial Group, Inc.
Collected Premiums (1)

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$14,593	$21,256	$22,785	$14,308	$13,313
Renewal	11,371	14,361	16,631	16,017	11,644
Total fixed rate	25,964	35,617	39,416	30,325	24,957
Index annuity	29,183	33,337	28,301	28,417	30,293
Total individual	55,147	68,954	67,717	58,742	55,250
Group	1,186	1,503	1,789	910	826
Total Annuity	56,333	70,457	69,506	59,652	56,076

Life Insurance
Direct:
Universal life:
First year	7,140	6,625	5,786	7,967	6,571
Renewal	18,887	20,764	23,051	22,332	21,214
Total universal life	26,027	27,389	28,837	30,299	27,785
Participating whole life:
First year	3,249	2,658	2,622	2,659	1,834
Renewal	22,269	23,761	23,725	23,684	22,016
Total participating whole life	25,518	26,419	26,347	26,343	23,850
Term life and other:
First year	2,513	2,861	2,636	2,898	2,656
Renewal	25,995	26,656	27,430	27,382	26,798
Total term life and other	28,508	29,517	30,066	30,280	29,454
Total direct life insurance	80,053	83,325	85,250	86,922	81,089
Reinsurance	(6,186)	(7,126)	(7,249)	(7,524)	(6,046)
Total Life Insurance	73,867	76,199	78,001	79,398	75,043

Corporate and Other
Variable, net of reinsurance	11,424	10,447	13,167	13,065	10,982
Accident and health, net of reinsurance	43	271	75	45	41
Total Corporate and Other	11,467	10,718	13,242	13,110	11,023

Total collected premiums	$141,667	$157,374	$160,749	$152,160	$142,142

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2018	2018	2019	2019	2019
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$4,000	$—	$16,000
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	101,000	97,000	113,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,101,762	1,089,821	1,071,234	1,091,669	1,105,035
Total capitalization, excluding AOCI	1,201,762	1,189,821	1,175,234	1,191,669	1,221,035

Accumulated other comprehensive income	88,961	91,318	189,166	302,793	406,175
Total capitalization, including AOCI	$1,290,723	$1,281,139	$1,364,400	$1,494,462	$1,627,210

Common shares outstanding	24,818,209	24,718,815	24,652,340	24,659,885	24,662,308

Book Value per Share:
Excluding AOCI	$44.39	$44.09	$43.45	$44.27	$44.81
Including AOCI	47.98	47.78	51.13	56.55	61.28

Debt-to-Capital Ratio:
Excluding AOCI	8.1%	8.2%	8.6%	8.1%	9.3%
Including AOCI	7.5	7.6	7.4	6.5	6.9

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.0%	4.1%	4.5%	4.1%	5.3%
Including AOCI	3.8	3.8	3.8	3.2	4.0

Class A Common Ownership:
Iowa Farm Bureau Federation	59.5%	59.7%	59.9%	59.9%	59.9%
Public	40.5	40.3	40.1	40.1	40.1
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2018	2018	2019	2019	2019

Investment by Type:
Fixed maturity securities	57.2%	57.5%	57.9%	58.2%	58.2%
Residential mortgage-backed	7.2	7.2	7.2	7.1	7.4
Commercial mortgage-backed	10.2	10.4	10.6	11.3	11.6
Other asset-backed	9.0	8.4	8.1	7.8	7.6
Mortgage loans	12.0	12.4	11.9	11.5	11.1
Equity securities	1.2	1.1	1.3	1.2	1.1
Other	3.2	3.0	3.0	2.9	3.0

Quality of Fixed Maturity Securities:
AAA, AA, A	68.0%	68.3%	68.3%	68.0%	68.3%
BBB	29.2	29.3	29.0	29.7	29.5
BB	1.8	1.5	1.7	1.6	1.5
<BB	1.0	0.9	1.0	0.7	0.7

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,145	1,190	1,180	1,185	1,200
6 life partner states and Colorado	665	649	650	649	655
	1,810	1,839	1,830	1,834	1,855

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019

Income tax benefit (expense)	$(4,818)	$2,812	$(6,276)	$(5,511)	$(1,642)
Tax on equity income	(435)	(265)	(59)	(373)	(212)
Net income adjustments:
Impact of change in federal tax rate	(617)	—	—	—	—
Income tax offset on net income adjustments	(394)	(3,299)	2,164	150	(23)
Income taxes on adjusted operating income	$(6,264)	$(752)	$(4,171)	$(5,734)	$(1,877)

Income taxes on adjusted operating income before benefits of LIHTC investments	$(7,148)	$(1,841)	$(5,076)	$(6,633)	$(2,727)
Amounts related to LIHTC investments	884	1,089	905	899	850
Income taxes on adjusted operating income	$(6,264)	$(752)	$(4,171)	$(5,734)	$(1,877)